                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               February 19, 2002
--------------------------------------------------------------------------------
               Date of report (Date of earliest event reported)


                            CONSTELLATION 3D, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

         Florida                        0-28081                   13-4064492
------------------------------    ----------------------   -----------------------------
(State or Other Jurisdiction      (Commission File No.)    (IRS
        of Incorporation)                                   Employer Identification No.)


             230 Park Avenue, Suite 453, New York, New York  10169
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


                                (212) 983-1107
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          A copy of the Press Release issued by Constellation 3D, Inc. on February 19, 2002 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          99.1 Press Release issued by Constellation 3D, Inc. on February 19, 2002.

                                  Signatures
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 2002.

                                 CONSTELLATION 3D, INC.


                                 By:  /s/ Leonardo Berezowsky
                                 ---------------------------------------------
                                 Name:  Leonardo Berezowsky
                                 Title:  Senior Vice President of Finance,
                                         Chief Financial Officer

                                 Exhibit Index

Exhibit No.           Description

 99.1                 Press Release issued by Constellation 3D, Inc. on
                      February 19, 2002.